UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2021

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road,
Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On April 28, 2021, Leggett & Platt, Incorporated (the “Company”) received a notice required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 from the plan administrator of the Leggett & Platt, Incorporated 401(k) Plan (the “Plan”). The notice informed the Company of a blackout period in which participants and beneficiaries in the Plan temporarily will be unable to exercise certain rights otherwise available to them under the Plan. During the blackout period, Plan participants and beneficiaries will be unable to: (i) purchase, sell, or otherwise acquire or transfer funds into or out of any of the investment alternatives in the Plan, including Company common stock; (ii) change allocations for future contributions, make payroll percentage elections, or designate beneficiaries in the Plan; (iii) receive distributions or withdrawals from, or terminate their participation in, the Plan; (iv) receive loans from the Plan; or (v) make rollover contributions into the Plan. The blackout period is required due to the need to administratively process the migration of the Plan from the recordkeeping platform of Wells Fargo Bank, N.A. to the recordkeeping platform of Principal Financial Group.

On April 29, 2021, the Company delivered to its directors and officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a notice required by Rule 104 of the Securities and Exchange Commission Regulation Blackout Trading Restriction (“Regulation BTR”). The Regulation BTR notice imposes a blackout period on such directors and officers during which they will be prohibited from directly or indirectly purchasing, selling, or otherwise acquiring or transferring any Company common stock or derivative securities with respect to Company common stock acquired in connection with their service or employment as a director or officer, except as otherwise exempted by Regulation BTR. A copy of the Regulation BTR blackout notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The blackout period applicable to Plan participants and beneficiaries, as well as to our directors and officers subject to Section 16 of the Exchange Act, is expected to begin on June 16, 2021 at 1:00 p.m. Eastern Time and is expected to end during the calendar week of June 20, 2021 through June 26, 2021. The Company’s common stockholders or other interested persons may obtain, without charge, the actual beginning and ending dates of the blackout period (during the blackout period and for a period of two years after the ending date of the blackout period) and answers to other inquiries about the blackout period by contacting Scott S. Douglas, Senior Vice President – General Counsel & Secretary, Leggett & Platt, Incorporated, at No. 1 Leggett Road, Carthage, Missouri 64836, or by calling (800) 888-4569.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit Number	Description

99.1*	Regulation BTR Blackout Notice dated April 29, 2021

101.INS	Inline XBRL Instance Document (the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document)

101.SCH*	Inline XBRL Taxonomy Extension Schema

101.LAB*	Inline XBRL Taxonomy Extension Label Linkbase

101.PRE*	Inline XBRL Taxonomy Extension Presentation Linkbase

104	Cover Page Interactive Data File (embedded within the inline XBRL document contained in Exhibit 101)

*	Denotes filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: April 29, 2021	By:	/s/ SCOTT S. DOUGLAS
Scott S. Douglas
Senior Vice President — General Counsel & Secretary

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